SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                           -------------------------

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                                 March 1, 2000
                             --------------------
                       (Date of earliest event reported)

                              Staff Leasing, Inc.
                            ----------------------
            (Exact name of registrant as specified in its charter)

    Florida                        0-28148                    65-0735612
---------------                 -------------                ------------
(State or other                  (Commission               (I.R.S. Employer
 jurisdiction of                     File                    Identification
 organization)                       Number)                     Number)





                            600 301 Boulevard West                  34205
                                   Suite 202                     ----------
                               Bradenton, Florida                (Zip Code)
                      ----------------------------------
                   (Address of principal executive offices)



                                (941) 748-4540
                              -------------------
             (Registrant's telephone number, including area code)

Item 5.   Other Events

          On March 1, 2000, the Board of Directors of Staff Leasing, Inc. (the "Corporation") adopted an amendment to the Corporation's Bylaws. The Bylaws were amended as follows:

          In Article II, the words "March 11, 2000" in clause (x) of Section 2.5(e) shall be deleted and replaced by the words "March 31, 2000".

          This description is qualified in its entirety by the full text of the amended and restated Bylaws attached as Exhibit 3.2 hereto and incorporated herein by reference.

Item 7.   Financial Statements and Exhibits

          The Bylaws of the Corporation, as amended and restated on March 1, 2000, are attached hereto as Exhibit 3.2 and incorporated herein by reference.

                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    STAFF LEASING, INC.



                                    by:     /s/ Richard A. Goldman
                                            ----------------------------
                                    Name:   Richard A. Goldman
                                    Title:  President


Date: March 3, 2000

                                 Exhibit Index

      Exhibit No.                     Exhibit                       Page No.
      -----------        --------------------------------           --------
         3.2              Amended and Restated Bylaws of
                          Staff Leasing, Inc.